BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2025
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
SIMCOM Aviation Training
On November 5, 2024, the Company increased its ownership stake in its existing SIMCOM Aviation Training (SIMCOM) joint venture by purchasing an additional interest from Volo Sicuro for a cash consideration of $322.8 million (US$232.3 million), subject to customary adjustments.

As a result, the Company obtained control over SIMCOM’s four training centres located in the U.S. providing pilot training across multiple business aviation aircraft platforms. Additionally, CAE and SIMCOM have extended their current exclusive business aviation training services agreement with Flexjet, LLC, a related party of Volo Sicuro, and its affiliates by 5 years, bringing the remaining exclusivity period to 15 years.

Prior to acquiring control, the Company's 50% ownership in SIMCOM was accounted for using the equity method. The change in control provided for the remeasurement of the previously held equity interest in SIMCOM to its fair value. The fair value of the Company's previously held equity interest in SIMCOM was determined by applying a non-controlling discount to the consideration paid on the acquisition date and was valued at $230.6 million. As a result, the Company recorded a net remeasurement gain of $72.6 million (Note 7).

As at March 31, 2025, the determination of the fair value of the net assets acquired and liabilities assumed arising from the SIMCOM acquisition are as follows:

SIMCOM
Current assets, excluding cash on hand	$20.4
Current liabilities	(29.4)
Property, plant and equipment	135.5
Right-of-use assets	128.4
Intangible assets	504.8
Deferred tax	(23.7)
Long-term debt, including current portion	(158.5)
Non-current liabilities	(16.5)
Fair value of net assets acquired, excluding cash acquired	$561.0
Cash acquired	14.8
Total purchase consideration	$575.8
Settlement of pre-existing balances with SIMCOM	(22.4)
Fair value of the Company's previously held equity interest in SIMCOM	(230.6)
Total cash consideration paid on acquisition date	$322.8

The fair value of the acquired intangible assets amounts to $504.8 million and consists of goodwill of $379.6 million (non‑deductible for tax purposes), customer relationships of $124.5 million and other intangibles of $0.7 million. The goodwill arising from this acquisition is attributable to the expansion of CAE's customer installed base of business aviation flight simulators, market capacity and expected synergies from combining operations.

The net assets acquired, including intangible assets, of SIMCOM are included in the Civil Aviation segment.

The purchase price allocation is final as at March 31, 2025.